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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (date of earliest event reported): July 29, 2004

                                  FemOne, Inc.
             (Exact name of registrant as specified in its charter)

                                     Nevada
                 (State or other jurisdiction of incorporation)

             000-49661                            88-0490890
             ---------                            ----------
     (Commission File Number)           (IRS Employer Identification No.)

                         5600 Avenida Encinas, Suite 130
                             Carlsbad, CA 92008, USA
                            Telephone: (760) 448-2498

          (Address and telephone number of principal executive offices and place of business)

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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

On July 29, 2004, the Company announced completion of the first round of financing with the sale of $3,000,000 of 12% callable secured convertible notes and warrants.

A copy of the press release issued July 29, 2004, is attached to this Form 8-K as Exhibit 99.1.



                                   SIGNATURES:

Pursuant to the requirement of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FemOne, Inc.
By:  /s/Ray W. Grimm, Jr.
     -------------------------------------
Ray W. Grimm, Jr., Chief Executive Officer
Dated:   July 29, 2004